UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 3, 2010

OCEANFIRST FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-11713	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

975 HOOPER AVENUE, TOMS RIVER, NEW JERSEY 08753

(Address of principal executive offices, including zip code)

(732)240-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

ITEM 8.01	OTHER EVENTS

OceanFirst Financial Corp., the parent holding company for OceanFirst Bank, announced on February 3, 2010 that it repurchased the warrant to purchase 190,427 shares of its common stock issued to the U.S. Treasury under the Capital Purchase Program of the Troubled Asset Relief Program (“TARP”).

ITEM 9.01(d).	EXHIBITS

Exhibit 99.1	Press Release of OceanFirst Financial Corp. dated February 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.

/S/ MICHAEL FITZPATRICK
Michael Fitzpatrick
Executive Vice President and Chief Financial Officer

Dated: February 4, 2010

Exhibit Index

Exhibit	Description

99.1	Press Release of OceanFirst Financial Corp. dated February 3, 2010